140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130112812-81
	Filing Date and Time 02/20/2013 11:38 AM
	Entity Number E0666882006-8

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

INFINITY AUGMENTED REALITY LLC
Name of **merging** entity

NEVADA
Jurisdiction

LIMITED-LIABILITY COMPANY
Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

and,

ABSOLUTE LIFE SOLUTIONS, INC.
Name of **surviving** entity

NEVADA
Jurisdiction

CORPORATION
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☒ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

ABSOLUTE LIFE SOLUTIONS, INC.

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

INFINITY AUGMENTED REALITY LLC

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

ARTICLE FIRST. The name of the Corporation shall be "Infinity Augmented Reality, Inc."

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: March 7, 2013 **Time:** 12:01 AM

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by:** An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

INFINITY AUGMENTED REALITY LLC
Name of **merging** entity

X [signature] Pres. of Sole Member (parent corp 02/20/13
Signature Title Date

Name of **merging** entity

X
Signature Title Date

Name of **merging** entity

X
Signature Title Date

Name of **merging** entity

X
Signature Title Date

and,

ABSOLUTE LIFE SOLUTIONS, INC.
Name of **surviving** entity

X [signature] President 02/20/13
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF MERGER
OF
INFINITY AUGMENTED REALITY LLC
INTO
ABSOLUTE LIFE SOLUTIONS, INC.

AGREEMENT AND PLAN OF MERGER (this "Merger Agreement"), dated as of January 24, 2013, between Absolute Life Solutions, Inc., a Nevada corporation (the "Company"), and Infinity Augmented Reality LLC, a Nevada limited liability company (the "IAR Subsidiary"). The Company and IAR Subsidiary are hereinafter sometimes collectively referred to as the "Constituent Entities."

WHEREAS, the Company is the sole beneficial owner of all of the membership interests ("LLC Interests") in the IAR Subsidiary; and

WHEREAS, the Board of Directors of the Company has, by resolutions duly adopted, approved this Merger Agreement and the transactions contemplated hereby; and

WHEREAS, the transactions contemplated by this Merger Agreement are intended to qualify as a tax-free transaction under Section 351 of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for the purpose of merging the IAR Subsidiary with and into the Company (the "Merger") and setting forth certain terms and conditions of the Merger and the mode of carrying the same into effect, the IAR Subsidiary and the Company hereby agree as follows:

1. General

a. The Company is a Nevada corporation.

b. The IAR Subsidiary is a Nevada limited liability company.

c.. The Company is the sole beneficial owner of all LLC Interests in the IAR Subsidiary. As provided in NRS 92A.180, no approval of the shareholders of the Company is necessary for this merger.

2. Merger

a. Upon the terms and subject to the conditions hereof and in accordance with NRS 92A.100 and NRS 92A.180 of the Nevada Mergers Law of the State of Nevada, the IAR Subsidiary shall be merged with and into the Company and the Company shall be, and is herein referred to as, the "Surviving Entity." The Surviving Entity will continue to be a Nevada corporation.

b. The Merger shall become effective at the time and on the date of the filing of a Articles of Merger under the applicable requirements of Nevada law, or such later time and date as may be set forth in the Certificate of Merger (the "Effective Time").

c. Effective at the Effective Time, all of the then outstanding LLC Interests in the IAR Subsidiary will be canceled and retired and shall cease to exist (the "Interests Cancellation"). No consideration shall be given to the Company, as the owner of the LLC Interests, in exchange for the Interests Cancellation.

3. Effect on Surviving Entity

a. Except for the Name Change (as defined below), no changes will be made to the Surviving Entity's certificate of incorporation or to its by-laws, each as currently in effect, as a result of the Merger.

b. No changes will be made to the authorized or outstanding shares of the Surviving Entity as a result of the Merger.

c. No changes will be made to any outstanding convertible security or any outstanding option, warrant or other instrument providing similar rights of the Surviving Entity as a result of the Merger.

d. The officers and directors of the Surviving Entity shall continue in such positions, on the same terms as in effect prior to the Merger.

4. Name Change

a. Subject to the consent of the shareholders of the Company, the name of the Company shall be changed to "Infinity Augmented Reality, Inc." or to another name approved by the Board of the Company and the shareholders of the Company.

b. The change of the Company's name (the "Name Change") may be included in the Articles of Merger.

5. Further Assurances.

a. From time to time, as and when required by the Surviving Entity or by its successors and assigns, there shall be executed and delivered on behalf of the IAR Subsidiary such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Entity the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the IAR Subsidiary and otherwise to carry out the purposes of this Merger Agreement, and the officers of the Surviving Entity are fully authorized in the name and on behalf of the IAR Subsidiary or otherwise to take any and all such action to execute and deliver any and all such deeds and other instruments.

6. Amendment and Modification.

a. This Merger Agreement may be amended or modified at any time by the parties hereto, but only pursuant to an instrument in writing signed by the parties and only in accordance with applicable provisions of Nevada law.

b. Notwithstanding the forgoing provision of this Section, the IAR Subsidiary recognizes that the Company is the sole owner of the IAR Subsidiary such that the authorized action of the Company constitutes the consent of the IAR Subsidiary to any proposed amendment or modification of this Merger Agreement.

7. Miscellaneous.

a. This Merger Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

b. The invalidity or unenforceability of any term or provision of this Merger Agreement in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions in any other situation or in any other jurisdiction.

c. This Merger Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Nevada, without giving effect to any choice or conflict of law provision or rule thereof.

d. The descriptive headings therein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Merger Agreement or in any way affect this Merger Agreement.

e. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile or other electronic transmission of this signed Merger Agreement shall be legal and binding on all parties hereto.

IN WITNESS WHEREOF, the Company and the IAR Subsidiary have caused this Merger Agreement to be signed by their respective duly authorized signatories as of the date first above written.

ABSOLUTE LIFE SOLUTIONS, INC.

By: /s/ Avrohom Oratz
Name: Avrohom Oratz
Its: : President

INFINITY AUGMENTED REALITY LLC
By: Absolute Life Solutions, Inc., Sole Member

By: /s/ Avrohom Oratz
Name: Avrohom Oratz
Its: : President